                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Acres Gaming Incorporated (the "COMPANY") on Form 10-K for the year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-K"), I, Patrick W. Cavanaugh, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: September 26, 2003

                                           /s/ Patrick W. Cavanaugh
                                           ------------------------------
                                           Patrick W. Cavanaugh
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer